[LOGO] SECURITY BENEFIT(SM)                    Ibex Variable Annuity Application

Issued by Security Benefit Life Insurance Company. Questions? Call our National Service Center at 1-800-888-2461.

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Instructions
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Complete the entire form to establish a new Variable Annuity Contract. Please type or print.

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1. Choose Type of Annuity Contract
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Please select the annuity type: [ ] Non-Qualified [ ] 403(b) TSA [ ] Roth 403(b) TSA [ ] Traditional IRA [ ] Roth IRA

Initial Contribution $ ___________________________

For IRAs Only: Current Year $ ___________________ Prior Year $ ___________________ Rollover $ ___________________

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2. Provide Annuitant Information
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Name of Annuitant _______________________________________________________________________________ [ ] Male [ ] Female
                  First                                         MI              Last

Mailing Address ______________________________________________________________________________________________________
                Street Address                                          City                   State        ZIP Code

Residential Address __________________________________________________________________________________________________
(if different from mailing address)    Street Address                   City                   State        ZIP Code

Social Security Number/Tax I.D. Number ___________________________________ Date of Birth _____________________________
                                                                                         (mm/dd/yyyy)

Daytime Phone Number ___________________________________ Home Phone Number ___________________________________________

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3. Provide Contractowner Information
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[ ] Same as Annuitant

Name of Contractowner _________________________________________________________________________ [ ] Male [ ] Female
                      First                                     MI              Last

Mailing Address ______________________________________________________________________________________________________
                Street Address                                          City                   State        ZIP Code

Residential Address __________________________________________________________________________________________________
(if different from mailing address)    Street Address                   City                   State        ZIP Code

Social Security Number/Tax I.D. Number ___________________________________ Date of Birth _____________________________
                                                                                         (mm/dd/yyyy)

Daytime Phone Number _______________________________________ Home Phone Number _______________________________________

E-mail Address____________________________________________________

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4. Provide Joint Owner Information
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Name of Joint Owner ___________________________________________________________________________ [ ] Male [ ] Female
                    First                                       MI              Last

Mailing Address ______________________________________________________________________________________________________
                Street Address                                          City                   State        ZIP Code

Residential Address __________________________________________________________________________________________________
(if different from mailing address)    Street Address                   City                   State        ZIP Code

Social Security Number/Tax I.D. Number ___________________________________ Date of Birth _____________________________
                                                                                         (mm/dd/yyyy)

Daytime Phone Number _______________________________________ Home Phone Number _______________________________________

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V7800 (5-08)                             Ibex Variable Annuity 99-00439-17 (1/4)

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5. Provide Primary and Contingent Beneficiary(ies)
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For additional Beneficiaries, please attach a separate list to the end of this application.
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         Primary Beneficiary Name         Social Security No.   DOB (mm/dd/yyyy)   Relationship to Owner   % of Benefit
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1.
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2.
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3.
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4.
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       Contingent Beneficiary Name        Social Security No.   DOB (mm/dd/yyyy)   Relationship to Owner   % of Benefit
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1.
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2.
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6. Provide Replacement Information
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If Yes, please list the company and policy number.

Company Name ________________________________________________ Policy Number __________________________________________

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7. Choose Optional Riders
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[ ] Legacy Protection Benefit

[ ] Retirement Income Benefit

Please complete the following if you are selecting the Retirement Income Benefit:

    o    If the Rider is issued on a Single Life basis, the person covered by the Rider is the Contractowner identified in Section 3 unless the Contract is owned by a non-natural person, in which case the person covered is the
         Annuitant identified in Section 2.

    o    If the Rider is issued on a Joint Life basis, the Joint Life must be the spouse of the Owner, and

           -  for a Single Owner Contract, the spouse of the Owner is the only permitted beneficiary designation prior to annuitization.

           -  for Joint Owner Contracts, (i) the Joint Owner must be the spouse of the Owner and (ii) the Owner and
              Joint Owner is the only permitted beneficiary designation prior to annuitization.

    o    If the Contract is owned by a non-natural person,

           -  the Owner must be a trust (or other entity as agent for a natural person),

           -  the Rider is only available on a Single Life basis, and

           -  the Annuitant is the person covered by the Rider.

A.  Select one:

    [ ] Single Life  [ ] Joint Life

B.  Complete this section only if Joint Life is selected.

    [ ] Same as Joint Owner named in Section 4.

Name of Joint Life ______________________________________________________________________________ [ ] Male [ ] Female
                      First                                     MI              Last

Mailing Address ______________________________________________________________________________________________________
                Street Address                                          City                   State        ZIP Code

Residential Address __________________________________________________________________________________________________
(if different from mailing address)    Street Address                   City                   State        ZIP Code

Social Security Number/Tax I.D. Number ___________________________________ Date of Birth _____________________________
                                                                                        (mm/dd/yyyy)

Daytime Phone Number ________________________________________  Home Phone Number _____________________________________

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V7800 (5-08)                             Ibex Variable Annuity 99-00439-17 (2/4)

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8. Indicate Investment Directions
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Please indicate your investment allocation below. Please use whole percentages totaling 100%

____ % SBL Money Market
____ % Wilshire Balanced Income ETF
____ % Wilshire Balanced ETF
____ % Wilshire Balanced Growth ETF
Must Total 100%
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9. Salary Information
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Please complete this section ONLY if you are contributing through salary reduction and/or deduction.

Contribution Amount (select all that apply):

      [ ] Pre-tax Qualified Contribution of $ _______________ per year or _______% per pay period.

      [ ] After-tax Roth Contribution of $ _______________ per year or _______% per pay period.

Beginning: _____________________________ Please skip the following month(s): ________________________________________
           Date (mm/dd/yyyy)

Will your employer match contributions? [ ] Yes [ ] No

Employer Name _______________________________________________________________________________________________________

Mailing Address _____________________________________________________________________________________________________
                 Street Address                                         City                   State        ZIP Code

Billing Statement Address ___________________________________________________________________________________________
(if different from above)  Street Address                               City                   State        ZIP Code
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10. Electronic Communications
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By signing this application, (1) I am consenting to the electronic delivery of the following communications: variable annuity prospectuses, underlying fund prospectuses, statements of additional information, confirmations of transactions, underlying fund annual and semi-annual reports, quarterly statements of accounts, tax forms, and the annual Security Benefit Privacy Policy; and (2) I confirm that the e-mail address provided above for the Owner is valid and that I have access to a personal computer and a printer and am capable of viewing, downloading, and printing these communications.

I understand that (1) I may revoke my authorization to receive electronic communications by checking the box below or by writing to Security Benefit at the address noted below, and (2) should an email communication sent to the email address provided above for the Owner be returned "undeliverable", Security Benefit will consider this to be a revocation of my authorization to receive electronic communications. In either event, I understand that (1) I will receive paper communications via the U.S. Postal Service, and (2) a fee of $5.00 per month will apply to my contract from that point forward.

Check the box below if you do not want to receive communications electronically.

[ ] I want paper delivery of communications
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11. Set Up Electronic Privileges
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Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative.

[ ] I do NOT wish to authorize electronic privileges.
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12. Statement of Understanding
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I have been given a current prospectus that describes the Contract for which I am applying. I understand that annuity payments and withdrawal values, if any, when based on the investment experience of the Investment Options are variable and dollar amounts are not guaranteed and that any benefits, values or payments based on performance of the Investment
Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my
Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

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V7800 (5-08)                             Ibex Variable Annuity 99-00439-17 (3/4)

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13. Provide Signature
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

Tax Identification Number Certification

Instructions: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification
Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because:
(a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that
I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S.
Resident Alien).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

x__________________________________________________________  ________________________________________________________
 Signature of Owner                     Date (mm/dd/yyyy)     Signed at (City/State)

x__________________________________________________________
 Signature of Joint Owner               Date (mm/dd/yyyy)
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Registered Representative/Dealer Information
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ]   No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ]   Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments: ___________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Print Name of Representative ________________________________________________________________________________________

x ___________________________________________________________________________________________________________________
  Signature of  Representative                                                                      Date (mm/dd/yyyy)

Address _____________________________________________________________________________________________________________
        Street Address                                                  City                   State        ZIP Code

Daytime Phone Number __________________________________________  Email Address ______________________________________

Representative License I.D. Number _____________________________________________

Print Name of Broker/Dealer _________________________________________________________________________________________

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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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V7800 (5-08)                             Ibex Variable Annuity 99-00439-17 (4/4)

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[LOGO] SECURITY BENEFIT(SM)                         Variable Annuity Application

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State Fraud Disclosures
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. This state fraud disclosure applies to all jurisdictions except KS, MN and the states listed below.

AR, DC, KY, ME, NM and OH Only - Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

LA Only - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

OK Only - Warning: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

OR Only - Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

VT Only - Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

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Important Information About Procedures for Opening a New Account
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

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V7800 (5-08)                           Ibex Variable Annuity 99-00439-17 I (1/1)